Exhibit 99.1

Gabelli & Company 15th Annual Aircraft Supplier Conference September 10, 2009

Forward-Looking Statement The information provided at the meeting today will include forward-looking statements relating to our sales, income from operations, depreciation and amortization, our worldwide markets, our growth in relation to end markets we serve and reinvestment of cash. Forward-looking statements are based on management's expectations and beliefs concerning future events. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of Hawk and which could cause actual results to differ materially from such statements. We do not assume any obligation to update these forward-looking statements.

HAWK CORPORATION A LEADING WORLDWIDE SUPPLIER OF SPECIALTY- ENGINEERED FRICTION COMPONENTS

Investment Highlights A leading supplier of friction products covering a broad range of aircraft braking systems for commercial and military markets for over 50 years Worldwide leader of highly engineered friction products to diverse aircraft, military, industrial and performance consumer markets Approximately 80% of Hawk's total sales derive from specific sole- sourced applications Over 90% of aircraft sales are generated from service requirements in stable existing fleets Friction products are "wear parts" that require regular replacement Strong balance sheet with $78.7 million in cash and marketable securities as of June 30, 2009 Significant management ownership: 36% of common shares

Hawk Serves Some of The World's Best Known Companies

Aircraft & Defense Market We are proud to support the US Warfighter and approved foreign military by supplying brake, transmission and clutch components for operation critical vehicles and aircraft Airline Regional General Aviation Commercial Tracked & Wheeled Vehicles Fixed Wing Rotary Wing Military

Leading Supplier to Major Brake OEM's Sole source independent friction provider to Goodrich, Meggitt and Parker Hannifin New and existing series of many commercial and military aircraft models, including: Boeing EADS Embraer Bombardier

Commercial Aircraft Applications Leading supplier of friction products for: Boeing 727 737 757 McDonnell Douglas DC-9 DC-10 MD-80 Lockheed L-1011 Canadair Regional Jet

General Aviation Applications Leading supplier of brake friction material, including numerous new and existing series of: Cessna Hawker Beech Learjet Pilatus Falcon Saberliner Eclipse

Military Applications Leading supplier of brake & transmission friction material Tracked & wheeled vehicles Aircraft applications include: C-130 Hercules C-141 Starlifter T-45 Goshawk T-6 Texan A-10 Thunderbolt UH-60 Blackhawk AH-64 Apache

Technology Initiatives Carbon-Carbon composite technology Proprietary processing slashes production lead time Industry standard lead times 6-9 months Reducing lead time up to 80% dramatically increasing service levels and reducing working capital Available market expands far beyond friction applications to include thermal management, and more Fuel Cell development Partnership with UTC in development of next generation fuel cell technology Providing complete components for UTC Power - PureCell(tm) 200 Powerplant

Revenues by Market YTD 6/30/2009

YTD Consolidated Income For the period ended June 30 6/30/2009 6/30/2008 Revenue $83.4 $137.6 Gross profit $20.4 $38.5 Gross profit % 24.5% 28.0% Operating income $5.7 $18.1 Operating income % 6.8% 13.2% Income from continuing operations, after tax $1.2 $10.0 Net income $1.0 $8.2 Diluted EPS from continuing operations $0.13 $1.06 Diluted EPS $0.11 $0.86

Consolidated Income Statement (in millions) 2007 2008 2009 Guidance Revenue $215.9 $269.6 $160.0 - $180.0 Gross profit $51.4 $77.1 Gross profit % 23.8% 28.6% Operating income $19.5 $39.2 $14.0 - $18.0 Operating income % 9.0% 14.5% Income from continuing operations, after tax $7.8 $22.6 Diluted EPS from continuing operations $0.82 $2.40 Depreciation and Amortization $7.3 $7.4 Capital Expenditures $7.6 $15.2 $8.0 - $10.0

Investment Summary 2009 Adopted strategic focus on friction Targeted uses of liquidity: Acquisitions New technologies Global expansion and market strength Share repurchase Business base Red hot focus on operations Steady, diverse end-market growth "Lean" manufacturing and active cost reduction programs Good business characteristics - wear parts, after-market, long-term customer relationships, proprietary technology development, global positioning Commercialization of carbon composite technology focused on providing technology solutions to customers